Business Combinations and Acquisitions	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Business Combinations and Acquisitions
(3) Business Combinations and Acquisitions
SunTrust. On September 20, 2010, Federated acquired the money market management business of SunTrust Banks, Inc. (SunTrust Acquisition). Pursuant to the definitive agreement signed on July 16, 2010, $14.1 billion of money market assets transitioned to Federated during the third and fourth quarters of 2010. Money market mutual fund assets in nine money market mutual funds managed by SunTrust’s RidgeWorth Capital Management were transitioned into eight existing Federated money market mutual funds with similar investment objectives in connection with a series of closings during the third and fourth quarters of 2010, the first, and most significant of which, occurred on September 20, 2010.

The SunTrust Acquisition included upfront cash payments that totaled $6.6 million. The transaction also includes annual contingent purchase price payments payable in the fourth quarters of each of the five years following the acquisition date. The contingent purchase price payments are calculated as a percentage of revenue less operating expenses directly attributed to certain eligible assets. As of the acquisition date, Federated recognized a liability of $20.1 million to record the estimated fair value of these future payments. See Note (20)(a) for information on contingent payments related to this acquisition. At December 31, 2011, management estimated remaining contingent payments could total $19 million over the four years that remain, however, the actual amount of the contingent payments will vary based on asset levels and related net revenues and is not limited by any maximum amount. A wide range of outcomes for actual payments is possible due to the extent of reasonably possible flow-rate volatility for the assets under management.

The SunTrust Acquisition was accounted for under the acquisition method of accounting. The valuation resulted in total consideration with a fair value of $24.1 million assignable to a single identifiable intangible asset with an indefinite life and recorded in Renewable investment advisory rights on the Consolidated Balance Sheets. This asset is deductible for tax purposes. The valuation results, which were finalized in the first quarter 2011, are reflected in the Consolidated Balance Sheets and the related footnotes. As of December 31, 2011, the estimated fair value of future consideration payments was $13.4 million and was recorded in Other current liabilities ($4.0 million) and Other long-term liabilities ($9.4 million) (see Note (6)(a) for a discussion regarding the valuation methodology). This liability is remeasured at each reporting date with changes in the fair value recognized in Intangible asset related expense on the Consolidated Statements of Income.
The results of operations for the SunTrust Acquisition were included in Federated’s Consolidated Financial Statements beginning in September 2010 based on the date of the acquisition. The following table summarizes unaudited pro forma financial information assuming the SunTrust Acquisition occurred at the beginning of the year presented. This pro forma financial information is for informational purposes only and is not indicative of future results. In addition, the following pro forma financial information was not adjusted to reflect lower current levels of assets under management:

in millions, except per share data for the years ended,	2010	2009
Revenue	$980.7	$1,226.8
Net income attributable to Federated Investors, Inc.	$186.6	$211.5

Earnings per share – Basic and Diluted
Net income attributable to Federated Investors, Inc.	$1.80	$2.06

The pro forma results include adjustments for the effect of acquisition-related expenses including accretion of interest on the contingent consideration liability and income tax expense.